                                                                   Exhibit 10.27

                     ADVANCED TECHNOLOGY LABORATORIES, INC.


                   INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN


                                TRUST AGREEMENT







                              AMENDED AND RESTATED

                                   EFFECTIVE

                                  JULY 1, 1992



Prepared for review by legal counsel.

                    TABLE OF CONTENTS
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PREAMBLE............................................    1

ARTICLE 1...........................................    2

     1.1      Trustee Responsibility................    2
     1.2      Payments from Trust Fund..............    2
     1.3      Powers of Trustee.....................    3
     1.4      Securities; Property..................    5
     1.5      Proxies...............................    6
     1.6      Company Securities....................    6

ARTICLE 2...........................................    8

     2.1      Investment Managers...................    8
     2.2      Investment Funds......................    8
     2.3      Annuity Contracts.....................    9
     2.4      Securities Lending....................   10
     2.5      Insurance Valuations and Reports......   10

ARTICLE 3...........................................   11

     3.1      Standard of Care......................   11
     3.2      Trust Fund Assets.....................   11
     3.3      Allocation of Responsibility..........   11
     3.4      Indemnification.......................   11
     3.5      ERISA Controls........................   11

ARTICLE 4...........................................   12

     4.1      Records and Accounts..................   12
     4.2      Settlement of Accounts................   12

ARTICLE 5...........................................   13

     5.1      Trustee Expenses......................   13

ARTICLE 6...........................................   14

     6.1      Multiple Companies....................   14
     6.2      Multiple Plans........................   14
     6.3      Trustee Reliance......................   14
     6.4      Directions by Company or Committee....   15
     6.5      Directions by Investment Manager......   15
     6.6      Certain Securities Transactions.......   15





TABLE OF CONTENTS
(continued)

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ARTICLE 7...........................................   16

     7.1      Amendment and Termination.............   16

ARTICLE 8...........................................   17

     8.1      Removal and Resignation...............   17

ARTICLE 9...........................................   18

     9.1      Governing Law.........................   18
     9.2      Successors and Assigns................   18
     9.3      Loss of Qualification.................   18
     9.4      Segregation of Assets.................   18
     9.5      Exclusive Benefit.....................   19
     9.6      No Certificates of Ownership..........   19
     9.7      Assignability.........................   20

SIGNATURE PAGE......................................   21


                                    PREAMBLE


   THIS TRUST AGREEMENT ("Trust Agreement") is known as the Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan Trust Agreement, and was formerly known as the Amended and Restated Trust Agreement for Defined Contribution Plans By and Between Westmark International Incorporated and First Interstate Bank of Washington, N.A.

   Westmark International Incorporated established the Westmark International Incorporated Incentive Savings and Stock Ownership Plan, and an associated trust fund ("Trust Fund") governed by the Trust Agreement for Defined Contribution Plans, effective January 2, 1987, in connection with the distribution of shares of Westmark International Incorporated to shareholders of Squibb Corporation.

   The Plan was amended and restated effective January 1, 1989, and the Trust Agreement was amended and restated effective February 1, 1991.

   The corporate name of Westmark International Incorporated was changed to Advanced Technology Laboratories, Inc. effective June 26, 1992. The Plan was amended and restated, and the name of the Plan was changed to the Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan. The Trust Agreement is hereby renamed and restated effective June 26, 1992.

   Advanced Technology Laboratories, Inc. ("Company") and the undersigned trustee ("Trustee") intend that the Plan and Trust will comply with the Employee Retirement Income Security Act of 1974, as amended, Section 401(a) of the Internal Revenue Code of 1986, as amended, and related Treasury Regulations and that the Trust qualifies as a tax-exempt trust under Section 501(a) of the Code.

   The Plan is administered by a committee appointed by the Company (the "Committee").

   The Company and the Trustee now enter into this Trust Agreement on the following terms:

                                   ARTICLE 1


1.1  Trustee Responsibility
     ----------------------

     The Trustee shall hold the assets of and collect the income and make payments from the Trust Fund, all as hereinafter provided. Subject to the conditions and limitations set forth herein, the Trustee shall be responsible for the property received by it as Trustee, but, except as otherwise specifically agreed to by the Trustee, shall not be responsible for the administration of any Plan (including without limitation the determination of Plan participation rights of employees of any Company and the determination of benefits of members of any Plan) or for those assets of any Plan which have not been delivered to and accepted by the Trustee; provided, however, that the Trustee shall maintain the participant accounting for a plan if so directed by the Company. The Trustee shall not have any authority or obligation to determine the adequacy of or to enforce the collection from the Company or from any Company of any contribution to the Trust Fund. Except to the extent that assets of the Trust Fund have been deposited in a collective investment fund maintained by the Trustee or that the Trustee has been designated as an Investment Manager (as defined in Article II hereof), the Trustee shall not be responsible, directly or indirectly, for the investment or reinvestment of the assets of the Trust Fund, which investment and reinvestment shall be the sole responsibility of the Company unless otherwise delegated by the Company as provided in ARTICLE II hereof.

1.2  Payments from Trust Fund
     ------------------------

     Subject to the provisions of Section 9.5, the Trustee shall make payments from the portion of the Trust Fund attributed to each Plan as directed by the respective Committee which administers such Plan. Such Committee, in directing the Trustee to make payments, shall follow the provisions of the Plan so that it shall be impossible for any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of employees covered under such Plan or their beneficiaries except to the extent permitted by this Agreement or any Plan. Subject to the foregoing, each such Committee may direct such payments to be made to any person, including any member of such Committee, or to the applicable Company, or to any paying agent designated by a Company, in such amounts and in such form (including, without limitation, shares of Company stock and shares of SpaceLabs Medical, Inc. Stock) as the Committee shall direct. The Trustee shall have no responsibility with respect to any payment made, pursuant to such a direction, to any Company, any Committee or any member thereof, to any paying agent, or to any other person, and any payment so made shall be held in trust by the recipient until disbursed in accordance with the Plan. Each direction of each such Committee shall be in writing and shall be deemed to include a certification that any payment directed thereby is one which the Committee is authorized to direct, and the Trustee may conclusively rely on such certification without further investigation. Unless otherwise specified by the Committee, payments by the Trustee may be made by its check to the order of the payee and mailed to the payee at the address last furnished to the Trustee by the

     Committee or by the payee, or, if no such address has been so furnished, to the payee in care of the Company.

     The establishment of the Trust Fund created by this Agreement shall not be considered as giving any Plan member or any other person any legal or equitable rights as against the Company, any Company, any Committee, the Trustee or the property, whether corpus or income, of the Trust Fund unless such right is specifically provided for in this Agreement or the applicable Plan, nor shall it be considered as giving any Plan member or other employee the right to continue in the service of a Company in any capacity.

1.3  Powers of Trustee
     -----------------

     Subject to the provisions and limitations contained elsewhere herein, in administering the Trust Fund the Trustee shall be specifically authorized:

     (a) except as otherwise specified in Section 1.6, to vote in person or by proxy, or to refrain from voting, in respect of any securities held by the Trust Fund, and to give general or special proxies or powers of attorney, with or without power of substitution, and to exercise any conversion privileges, subscription rights or other options; to participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to such securities; and generally to exercise any of the powers of an owner with respect to securities held by the Trust Fund;

     (b) with respect to any investment, to consent or object to or otherwise request any action or nonaction on the part of any corporation, association or trust or of the directors, officers, stockholders or trustees of any such corporation, association or trust;

     (c) to settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund;

     (d) to deposit any property in any voting trust, or with any protective, reorganization or similar committee, or with depositories designated thereby; to delegate power thereto; and to pay or agree to pay part of its expenses and compensation and any assessments levied with respect to any property so deposited;

     (e) to deposit securities with stock clearing corporations or depositories or similar organizations, whether located within the state of Washington or in another state of the United States of America;

     (f) to commence or defend suits or legal proceedings and to represent the Trust Fund in all suits or legal proceedings in any court or before any other body or tribunal (provided, however, that the Trustee shall have no obligation to take any legal action for the benefit of the Trust Fund unless it shall be first indemnified for all expenses in connection therewith, including without limitation counsel fees);

     (g) to register or cause to be registered any securities or other property in its name or in the name of any nominee with or without indication of the capacity in which the securities shall be held, or to hold securities in bearer form;

     (h) to employ suitable agents and legal counsel, who may be counsel for a Company, and, as a part of this reimbursable expenses under this Agreement, to pay their reasonable compensation and expenses;

     (i) to appoint one or more individuals or corporations as a custodian of any property and, as a part of its reimbursable expenses under this Agreement, to pay the reasonable compensation and expenses of any such custodian;

     (j) to form any corporation, association, partnership, or joint venture under the laws of any jurisdiction, or to participate in the forming of any such corporation, association, partnership, or joint venture or to acquire an interest in or otherwise make use of any corporation, association, partnership, or joint venture for the purpose of facilitating the Trust Fund's investing in and holding title to any property;

     (k) for the purpose of facilitating the Trust Fund's investing in and holding title to real or personal property or part interests therein, wherever situate, to appoint one or more individuals or corporations as a subtrustee or subtrustees, or to join with one or more individuals or corporations (including itself) acting as trustees of other pension trusts, profit sharing trusts or employee benefit trusts in the establishment of one or more such subtrusts, and to pay the reasonable compensation and expenses of each such subtrustee. Any such subtrustee, upon being appointed, shall act with such one or more or all of the powers, authorities, discretions, duties and functions of the Trustee under this Article I as shall be designated in the instrument establishing such subtrust including, without limitation, the power to receive and hold property, real or personal, or part interest therein, oil, mineral or gas properties, royalty interests or rights, including equipment pertaining thereto, leaseholds, mortgages and other interests in realty, situated in any state of the United States of America in which the subtrustee is authorized to act as trustee of pension trusts, profit sharing trusts or other employee benefit trusts;

     (l) to lease any property, to sell or acquire any property (at public or private sale and for cash or on credit), to grant or acquire options for the purchase of property and generally to make, execute, acknowledge and deliver any and all deeds, leases, assignments and instruments whenever such action may be required to perform its obligations hereunder;

     (m) to write or purchase call or put options;

     (n) to enter into commodity contracts and to take appropriate actions in connection with such contracts;

     (o) to lend to the members of a Plan such amount or amounts, and upon such terms and conditions, as the Committee may direct in accordance with the provisions of the Plan; and

     (p) generally to do all acts, exclusive of acts involving investment management discretion, which the Trustee may deem necessary or desirable for the protection of the Trust Fund;

         provided, however, that the powers specified in subsections (a) through (d) and (j) through (o) above shall be exercised by the Trustee only upon the specific direction of the Company, the Committee or an Investment Manager (as defined in ARTICLE II hereof) in accordance with the provisions of the Plan and this Agreement.

     No person dealing with the Trustee shall be required to take any notice of this Agreement, but all persons so dealing shall be protected in treating the Trustee as the absolute owner with full power of disposition of all the moneys, securities and other property of the Trust Fund, and all persons dealing with the Trustee are released from inquiry into the decisions or authority of the Trustee and from seeing to the application of the moneys, securities or other property paid or delivered to the Trustee.

1.4  Securities; Property
     --------------------

     Wherever used in this Agreement the term "securities" shall include bonds, mortgages, notes, obligations, warrants and stocks of any class (including stocks issued by the Company to the extent authorized by the Plan), certificates of participation or shares of any mutual investment company, trust or fund, and such other evidences of indebtedness and certificates of interest as are usually referred to by the term "securities," and the term "property" shall include real, personal and mixed property, tangible or intangible, of any kind and wherever located, including without limitation securities, depository accounts in the banking department of the Trustee, and interests in any fund which has been or may be created and administered by the Trustee, or by an Investment Manager, for the collective investment of the property of employee benefit trusts. The investment of the assets of the Trust Fund in any such depository account or collective investment fund is hereby specifically authorized. To the extent that property of the Trust Fund is so invested in a collective investment fund, the declaration of trust pertaining to such collective investment fund and the trust thereby created shall be a part of this Agreement and of each Plan whose assets are so invested; and for the purposes of any valuation of the Trust Fund or any valuation of the interest or of the account of any employee or beneficiary under a Plan, the interest of the Trust Fund in such collective investment fund shall be valued at the times and in the manner prescribed by the declaration by which such collective investment fund was created.

1.5  Proxies
     -------

     Subject to the provisions of Section 1.6, in order to permit the Company or an Investment Manager, as the case may be, to make timely and informed decisions regarding the management of those assets in the Trust Fund subject to its respective control, the Trustee shall forward to the Company or each such Investment Manager, as the case may be, for appropriate action any and all proxies, proxy statements, notices, requests, advice or other communications received by the Trustee (or its nominee) as the record owner of such assets.

1.6  Company Securities
     ------------------

     Notwithstanding anything herein to the contrary, if a Plan provides that the Trustee shall exercise voting rights with respect to shares of the stock of the Company at the direction of the Committee or the members of the Plan, the Trustee shall utilize its best efforts to deliver, or cause to be delivered, to the Committee or the members of the Plan, as the case may be, a copy of all proxies, notices and other information which the Company generally distributes to the shareholders of the Company. The Trustee shall establish such procedures for the collection of the instructions of the Committee or Plan members on the voting of such Company stock as it shall determine to be appropriate. The Trustee shall vote specifically in accordance with the Committee's or each member's instructions, as applicable, to the extent of the number of whole shares designated to be voted by the Committee or allocated to such member's account. Any Company stock designated to be voted by the Committee or allocated to members' account for which no signed voting-direction instrument is timely received from the Committee or any member and any other remaining unallocated shares held in the Trust Fund shall be voted by the Trustee for or against the proposals submitted, in the same proportion as shares of Company stock held in the Trust Fund for which voting directions have been timely received; provided, however, that if the Plan is a tax credit employee stock ownership plan within the meaning of Section 409 of the Code, the Trustee shall not vote any allocated shares with respect to which no signed voting-direction instrument has been timely received.

     If a Plan provides that, in the event of a tender offer or exchange offer by any person (including the Company) for any or all shares of Company stock held in the Trust Fund, each member under the Plan or the Committee shall have the right to instruct the Trustee as to the manner in which to respond with respect to any or all shares of stock allocated to such member's account or designated to be under the direction of the Committee, the Trustee shall act with respect to such stock specifically in accordance with the written instructions submitted by the Plan members or the Committee, as applicable, to the extent of the number of whole shares allocated to such member's account or designated to be under the direction of the Committee. To the extent such materials are not distributed to the members by the Company, the Trustee shall utilize its best efforts to distribute or cause to be distributed to each member and/or the Committee substantially the same information as may be distributed to the stockholders of the Company in connection with such offer. The Trustee shall establish such procedures for the collection of members' instructions with respect to the disposition of such Company stock as it shall deem appropriate.

     Any such Company stock with respect to which written instructions have not been timely received by the Trustee and any other remaining unallocated shares held in the Trust Fund shall not be voted by the Trustee.

     For purposes of this Section 1.6, "shares of Company stock" shall refer to shares of Advanced Technology Laboratories, Inc. stock, and to shares of SpaceLabs Medical, Inc. stock.

     The Trustee shall not incur any liability on account of actions taken by the Trustee in accordance with directions received pursuant to this
     Section 1.6.

                                   ARTICLE 2


2.1  Investment Managers
     -------------------

     The Company may from time to time appoint one or more Investment Managers, as that term is defined in the Employee Retirement Income Security Act of 1974, as from time to time amended (hereinafter referred to as the "Act"), to manage (including the power to acquire and dispose of) any portion of the Trust Fund and, with respect to such portion, to direct the Trustee with respect to effecting investment transactions on behalf of the Trust Fund and exercising such other powers as may be granted to Investment Managers hereunder. The Company shall give prompt written notice to the Trustee of any such appointment, upon which the Trustee shall rely until it receives from the Company written notice of the termination of such appointment. Any such Investment Manager may direct the Trustee to invest and reinvest through the medium of any collective investment fund maintained by the Investment Manager or by the Trustee which is exempt from tax under the provisions of Section 501(a) of the Code and, during such period of time as an investment through any such medium shall exist, the declaration of trust of such fund shall constitute a part of this Agreement. In each case where such an appointment is made, the Company shall determine the assets of the Trust Fund (which may include all or any portion of one or more of the Investment Funds established pursuant to
     Section 2.2) to be allocated to the Investment Manager from time to time and shall issue appropriate instructions to the Trustee with respect thereto. The Trustee shall not be liable for the acts or omissions of such Investment Manager, shall be under no duty to question any direction of an Investment Manager with respect to the portion of the Trust Fund managed by such Investment Manager, to review any securities or property held in such portion, to make any suggestions with respect to the investment and reinvestment of such portion, or to evaluate the performance of any Investment Manager, and shall be fully protected in acting in accordance with the directions of an Investment Manager or for failing to act in the absence of such directions.

2.2  Investment Funds
     ----------------

     A Committee, from time to time and in accordance with the provisions of the Plan, may direct the Trustee to establish one or more separate investment accounts (including without limitation insurance company contracts or accounts, mutual funds, or collective investment funds) under the Plan (each such separate account hereinafter referred to as an "Investment Fund"). The Trustee shall transfer to each such Investment Fund such portion of the assets of the Plan held in the Trust Fund as the Committee directs in accordance with the specific provisions of the Plan. The assets which have been allocated to an Investment Fund shall be invested and reinvested in accordance with the provisions of the Plan and with such investment guidelines, objectives and restrictions as may be established by the Committee for that Investment Fund. The Trustee shall be under no duty to question, and shall not incur any liability on account of following any direction of the Committee, nor to review the investment guidelines, objectives and restrictions established, or the specific investment directions given by the Committee for any Investment Fund, nor to make suggestions to the Committee in connection therewith. To the extent that directions from the Committee to the Trustee represent investment elections of the members under the Plan, the Committee and the Trustee shall not have any responsibility for such investment elections and shall incur no liability on account of investing the assets of the Trust Fund in accordance with such directions.

     Unless the Trustee is otherwise directed by the Committee, all interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of securities or other property held in an Investment Fund shall be credited to and reinvested in such Investment Fund, and all expenses of the Trust Fund which are properly allocable to a particular Investment Fund shall be so allocated and charged. Subject to the provisions of the Plan, the Committee may direct the Trustee to eliminate an Investment Fund or Funds, and the Trustee shall thereupon dispose of the assets of such Investment Fund and reinvest the proceeds thereof in accordance with the directions of the Committee.

     Pending investment of the Investment Funds in accordance with the directions of the Committee, the Trustee may invest assets of the Trust Fund, in whole or in part, at any time or from time to time, in interest-bearing accounts or certificates of deposit (including depository accounts in the banking department of the Trustee which bear a reasonable interest rate), treasury bills, commercial paper, money market funds, collective investment funds (including any such collective investment fund maintained by the Trustee), short-term investment funds or other short-term obligations and the investment return thereon shall be allocated among the Plan members whose assets have been so invested and added to their respective investments in the Investment Funds.

     If, and to the extent, specifically authorized by the Plan, the Committee may direct the Trustee to establish an Investment Fund all of the assets of which shall be invested in shares of the common stock of the Company, and in the event the Committee directs the establishment of such an Investment Fund, the Trustee shall invest all amounts allocated to such Investment Fund in such shares as promptly as is reasonably practicable. Except as otherwise provided in this Agreement or the Plan, in the event that any such shares which are allocable to the account of a Plan member are sold, the proceeds thereof shall be invested by the Trustee as promptly as is reasonably practicable in the other Investment Funds in accordance with the directions of the Committee. Notwithstanding the foregoing, the Trustee shall be under no duty or obligation to invest any assets of the Trust Fund in shares of common stock of the Company unless such shares constitute "qualifying employer securities" within the meaning of Section 407 of the Act and such investment is not prohibited by Section 406 or 407 of the Act.

2.3  Annuity Contracts
     -----------------

     A Committee may direct the Trustee to receive and hold or apply assets of the Trust Fund attributable to its Plan to the purchase of individual or group insurance or annuity contracts or policies issued by any insurance company and in a form approved by the Committee, including contracts under which the contract holder is granted options to purchase insurance or annuity benefits. The Trustee shall be under no duty to question any direction of the Committee or to review the form of any such policies or contracts or of the selection of the issuer thereof, or to make suggestions to the Committee with respect to the form of such policies or contracts or to the issuer thereof. The Committee may direct the Trustee to exercise or may exercise directly the powers of the contract holder under any such policies or contracts, and the Trustee shall exercise such powers only upon the direction of the Committee. Notwithstanding anything to the contrary contained in the Plan, the Trustee shall be fully protected in acting in accordance with written directions of the Committee, and shall be under no liability for any loss of any kind which may result by reason of any action taken or omitted by it in accordance with any direction of the Committee, or by reason of inaction in the absence of written directions from the Committee. In the event that the Committee directs that any moneys or property be paid or delivered to the contract holder other than for the benefit of specific individual beneficiaries, the Trustee agrees to accept such moneys or property as assets of the Trust Fund subject to all the terms hereof. No insurance carrier shall for any purpose be deemed a party to this Agreement or be responsible for the validity or sufficiency hereof. Notwithstanding the fact that it may have knowledge of the terms of this Trust Fund, the obligations of such insurance carrier shall be measured and determined solely by the terms and conditions of the policies or contracts issued by it, and there shall be no obligations to any person, partnership, corporation, trust or association other than as stated in such policies or contracts. In the event that the Company desires to direct the purchase of individual or group insurance or annuity policies or contracts for the benefit of some or all of the Plans, the foregoing powers and responsibilities of a Committee under this Section 2.3 may be exercised by the Company.

2.4  Securities Lending
     ------------------

     The Company may appoint the Trustee as Securities Lending Fiduciary, if the Trustee consents to such appointment, to establish, manage and administer a securities lending program on behalf of the Trust Fund, pursuant to which the Trustee shall have authority to cause any or all securities held in the Trust Fund (excluding both stock of the Company and securities held in any portion of the Trust Fund allocated to an Investment Manager appointed pursuant to Section 2.1 or to an Investment Fund established under Section 2.2 which the Company identifies in writing to the Trustee as not being eligible to participate in said program) to be lent to such one or more brokers as the Trustee may determine. The Company shall enter into a written agreement with the Trustee setting forth the terms and conditions of this appointment, including without limitation the compensation to be paid to the Trustee for its services with respect to such securities lending program.

2.5  Insurance Valuations and Reports
     --------------------------------

     The Company shall arrange for each insurance company issuing contracts held by the Trustee pursuant to Section 2.3, to furnish the Trustee with such valuations and reports as are necessary to enable the Trustee to fulfill its obligations under ARTICLE IV, and the Trustee shall be fully protected in relying upon such valuations and reports.

                                   ARTICLE 3


3.1  Standard of Care
     ----------------

     The Trustee, the members of each Committee, and each Investment Manager appointed pursuant to Section 2.1 shall discharge their respective duties with respect to the Trust Fund solely in the interest of the employees of the Companies which have adopted a Plan and their beneficiaries, and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. The duties of the Trustee shall only be those specifically undertaken pursuant to this Agreement or by means of a separate written agreement.

3.2  Trust Fund Assets
     -----------------

     The Company shall determine whether all or any portion of the assets of a Plan shall be deposited in the Trust Fund, and the Trustee shall have no responsibility for any such assets until such time as they are in fact received by the Trustee for deposit.

3.3  Allocation of Responsibility
     ----------------------------

     Except as otherwise provided in the Act, no "fiduciary" (as such term is defined in Section 3(21) of the Act, or any successor statutory provision) under this Agreement shall be liable for an act or omission of another person in carrying out any fiduciary responsibility where such fiduciary responsibility is allocated to such other person by this Agreement or pursuant to a procedure established in this Agreement.

3.4  Indemnification
     ---------------

     The Company hereby agrees to indemnify and hold the Trustee harmless from and against any loss, costs, damages or expenses, including without limitation reasonable attorneys' fees, which the Trustee may incur or pay out by reason of any alleged or actual act, or failure to act, on the part of the Company, any Company, Committee, Investment Manager, custodian or trustee other than this Trustee, or any other person.

3.5  ERISA Controls
     --------------

     Anything in this Agreement to the contrary notwithstanding, no provision of this Agreement shall be so construed as to violate the requirements of
     Part 4 of Title I of the Act.

                                   ARTICLE 4


4.1  Records and Accounts
     --------------------

     The Trustees shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspections and audit at all reasonable times by any persons designated by the Company. Within ninety (90) days following the close of each fiscal year of this Trust Fund, which shall be the twelve-month period ending on December 31 of each year, and within ninety (90) days after the removal or resignation of the Trustee as provided in ARTICLE VIII hereof, the Trustee shall file with the Company a written account setting forth all investments, receipts, disbursements and other transactions effected by the Trustee or reported to it by such Investment Managers as may be appointed hereunder during each fiscal year or during the period from the close of the last such fiscal year to the date of such removal or resignation. Within sixty (60) days from the date of filing such annual or other account, the Trustee, if requested by the Company, shall also serve copies of such account upon any persons designated by the Company as having administrative responsibility with respect to any Plan. Upon the expiration of 150 days from the date of filing such annual or other account, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of all acts and transactions shown in such account, except with respect to any such acts or transactions as to which the Company, or any person upon whom the account has been served pursuant to provisions of this Section 4.1, shall within such 150 day period file with the Trustee written objections.

     The Trustee shall from time to time make such other reports and furnish such other information concerning the Trust Fund (including valuations of each Investment Fund established pursuant to Section 2.2) as the Company may reasonably request or as may be required by a Plan.

4.2  Settlement of Accounts
     ----------------------

     Notwithstanding the foregoing Section 4.1, the Trustee, each Committee, and each Company, or any of them, shall have the right to apply at any time to a court of competent jurisdiction for the judicial settlement of the Trustee's account, and in any case it shall be necessary to join as parties thereto only the Trustee, any applicable Committee and any applicable Company; and any judgment or decree which may be entered therein shall, subject to the provisions of the Act, be conclusive upon all persons having or claiming to have any interest in the Trust Fund or under a Plan.

                                   ARTICLE 5

5.1  Trustee Expenses
     ----------------

     The expenses incurred by the Trustee in the performance of its duties, or otherwise in its capacity as Trustee of the Trust Fund (including, without limitation, fees for legal services rendered to the Trustee in any context directly or indirectly pertaining to the Trust Fund), such compensation to the Trustee (in its capacity as Trustee of the Trust Fund, for the maintenance of participant accounts if it has been so directed pursuant to
     Section 2.4) as may be agreed upon in writing from time to time between the Trustee and the Company, and all other proper charges and disbursements of the Trustee shall be paid from the Trust Fund unless paid by the Company in its sole discretion. The Company may direct the Trustee to pay from the Trust Fund the compensation of any Investment Manager appointed pursuant to Section 2.1 and the administrative expenses of any Plan. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon the Trust Fund or the income thereof shall be paid from the Trust Fund or the income thereof shall be paid from the Trust Fund. Any amount paid from the Trust Fund (including taxes) which is specifically allocable to a particular Plan shall be charged to such Plan; any amount paid from the Trust Fund which is allocable to all of the Plans shall be charged against the Trust Fund without allocation.

     If Investment Funds have been established pursuant to Section 2.2, all amounts (including taxes) paid from the Trust Fund which are allocable to an Investment Fund shall be charged to such Investment Fund. All such expenses which are not so allocable shall be charged against each of the Investment Funds in the same proportion as the value of the total assets held in such Investment Fund bears to the value of the total assets in the Trust Fund.

     In the case of a loan from a Plan to a member under the Plan, all expenses (including taxes) of the Trust Fund, other than those expenses which are paid by the Company or a Company, which are allocable to such loan, shall be charged against the interest of such member under the Plan.

                                   ARTICLE 6


6.1  Multiple Companies
     ------------------

     Each Company whose Plan shall be designated by resolution of the Board of Directors of the Company as eligible to participate in the Trust Fund may become a party to this Agreement by delivering to the Trustee (i) a certified copy of such resolution, and (ii) a copy, certified by such Company's secretary or one of its assistant secretaries under its corporate seal, of a resolution adopted by its Board of Directors joining in this Agreement and authorizing the Company to exercise the powers conferred upon it by this Agreement. Upon receipt by the Trustee of both of such certified copies and a copy of such Company's plan, such Company shall be and become a party to this Agreement in all respects as if it had executed this Agreement at the foot hereof. Each Company shall provide the Trustee with a copy of a current determination letter from the United States Internal Revenue Service to the effect that such Plan is qualified under Section 401(a) of the Code and exempt from federal income tax under
     Section 501(a) of the Code.

6.2  Multiple Plans
     --------------

     The Trustee shall maintain a separate account reflecting the equitable share in the Trust Fund of each Plan. Such equitable share shall be used solely for the payment of benefits under and expenses and other charges properly allocable to each such Plan, and shall not be used for payment of benefits under and expenses and other charges properly allocable to any other Plan. The equitable share of each Plan in the Trust Fund shall be debited or credited (as the case may be) (a) for the entire amount of every contribution received on behalf of such Plan, every benefit payment or other expense allocable to such Plan, and every other transaction relating solely to such Plan, and (b) for its equitable share of every item of collected or accrued income, gain or loss, and general expenses and other transactions allocable to the Trust Fund as a whole. The Trustee shall determine the value of the assets of the Trust Fund as of such dates as the Trustee may deem appropriate or as a Committee with the assent of the Trustee may direct. Assets shall be valued at their market values at the close of business on the date of valuation, or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine, in accordance with methods consistently followed and uniformly applied. In determining market values of assets, the Trustee may rely on values recommended by the Investment Manager or Investment Trustee responsible for the investment of such assets.

6.3  Trustee Reliance
     ----------------

     The Company shall certify to the Trustee the names and specimen signatures of the members of each Committee appointed to administer a Plan. The Company shall promptly give notice to the Trustee of changes in the membership of each such Committee, and, until such notices are received by the Trustee, the Trustee shall be fully protected in assuming that the membership of such Committee is unchanged and in acting accordingly. Each Committee may certify to the Trustee the names of persons authorized to act for it in relation to the Trustee and the Trustee may act upon any certificate, notice or direction purporting to have been signed on behalf of a Committee which the Trustee believes to be genuine and to have been executed by the Committee or by any person whose authority to act for the Committee has been certified to the Trustee by the Committee. The Trustee may rely upon any certificate, notice or direction of the Company which the Trustee believes to be genuine and to have been signed by a duly authorized officer of the Company. Communications from the Company and from each Committee to the Trustee shall be sent to the Trustee's office as stated above or to such other address as the Trustee shall specify, and such communications shall be binding upon the Trust Fund and the Trustee, when received by the Trustee.

6.4  Directions by Company or Committee
     ----------------------------------

     All orders, requests, instructions and objections of any of the persons authorized to act on behalf of a Company or any Committee in accordance with the provisions of Section 6.3, or designated to direct the Trustee under Section 1.2 to make payment for the purpose of distributing benefits, shall be in writing (provided that the Trustee may, in its discretion, accept oral orders, requests, instructions and objections subject to confirmation in writing), and the Trustee shall be fully protected in acting in accordance therewith.

6.5  Directions by Investment Manager
     --------------------------------

     All directions to the Trustee of any Investment Manager appointed pursuant to Section 2.1 shall be in writing (provided that the Trustee may, in its discretion, accept oral direction subject to confirmation in writing) and shall be signed by an officer (or partner) of the Investment Manager or by a person specifically designated to act for the Investment Manager by an officer (or partner) thereof.

6.6  Certain Securities Transactions
     -------------------------------

     Notwithstanding anything herein to the contrary, the Trustee shall be fully protected in acting in accordance with directions with respect to securities transactions (including, without limitation, the affirmation and/or confirmation of such transactions) received by it through a system or arrangement for the coordination of securities transaction settlements operated by Depository Trust Company or by any other central securities depository, securities clearing organization or book entry system which serves to link investment managers, securities brokers and custodian banks, pursuant to an agreement entered into by the Trustee, and an Investment Manager appointed pursuant to Section 2.1 or the Company, as the case may be, to the same extent as if the directions were in writing.

                                   ARTICLE 7


7.1  Amendment and Termination
     -------------------------

     The Company may, at any time and from time to time, by instrument in writing executed pursuant to authorization of this Board of Directors, (a) amend in whole or in part any or all of the provisions of this Agreement, or (b) terminate this Agreement and the trust created hereby; provided, however, that no amendment which affects the rights, duties or responsibilities of the Trustee may be made without the Trustee's consent and provided further that no such amendment shall divert any part of the Trust Fund to purposes other than for the exclusive benefit of the employees of an Company or their beneficiaries except to the extent permitted by this Agreement or any Plan. Any such amendment shall become effective upon receipt by the Trustee of the instrument of amendment or, subject to the consent of the Trustee, as of the date specified therein, and endorsement thereon by the Trustee of its consent thereto, if such consent is required. Any such termination shall become effective upon the receipt by the Trustee of the instrument of termination; thereafter the Trustee, upon the direction of the Company, shall liquidate the Trust Fund to the extent required for distribution and, after the final account of the Trustee has been approved and settled, shall distribute the balance of the Trust Fund remaining in its hands as directed by the Company or appropriate Committee, or in the absence of such direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Upon termination of the Trust Fund as provided herein, the Trustee shall not be required to make any payments hereunder in excess of the net realizable value of the assets of the Trust Fund at the time of such payment. The Trustee shall not be required to make any payments in cash unless there shall be in the Trust Fund at the time an amount of cash sufficient for the purpose. In case of a deficiency in cash, the Trustee shall take such action as to the disposition of securities or other property forming a part of the Trust as will provide the amount of cash necessary for such payments. Following any such termination, the powers of the Trustee hereunder shall continue as long as any of the Trust Fund remains in its hands, but only as to those assets which during such time remain in the Trust Fund.

                                   ARTICLE 8


8.1  Removal and Resignation
     -----------------------

     The Trustee may be removed by the company at any time upon thirty (30) days' notice in writing to the Trustee. The Trustee may resign at any time upon thirty (30) days' notice in writing to the Company. The parties, however, may by written instrument waive such notice. Upon such removal or resignation of the Trustee, the Company shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder subject to such changes as the Company may then determine. If a successor trustee is not appointed within thirty (30) days after the Trustee gives notice of its resignation, the Trustee may apply to any court of competent jurisdiction for appointment of a successor. Upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over to such successor trustee the assets then constituting the Trust Fund. The Trustee is authorized, however, to reserve such sum of money as may be reasonable for payment of its compensation and expenses (including legal expenses) in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such compensation and expenses shall be promptly paid over to the successor trustee.

                                   ARTICLE 9

9.1  Governing Law
     -------------

     To the extent permitted by applicable law this Agreement shall be administered, construed and enforced according to the laws of the state of Washington.

9.2  Successors and Assigns
     ----------------------

     This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively, shall be exercisable by, the respective successors and assigns of the Company and the Trustee. Any corporation which shall, by merger, consolidation, purchase or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder, upon notification to the Company.

9.3  Loss of Qualification
     ---------------------

     The Company shall immediately notify the Trustee if any Plan ceases to be qualified under Section 401(a) of the Code. That part of the Trust Fund which is attributable to any such Plan shall be immediately segregated and withdrawn from the Trust Fund. The Company may at any time direct the Trustee to segregate and withdraw the part of the Trust Fund which is attributable to any Plan or to any specified group or groups of employees or beneficiaries as certified to the Trustee by the Company. Whenever segregation is to be effected pursuant to this Section, the Trustee shall withdraw from the Trust Fund such assets as the Company shall direct.
     Such assets shall be equal in value to the part of the Trust Fund to be segregated. Such withdrawal from the Trust Fund shall be in cash or in any property held in the Trust Fund, or in a combination of both, as directed by the Company, and the Trustee's valuation of the assets of the Trust Fund for such purpose shall be conclusive and binding on all persons. The Trustee shall thereafter hold the assets so withdrawn as a separate trust fund in accordance with the provisions either of this Agreement or of a separate trust agreement. Such segregation shall not preclude later readmission to the Trust Fund.

9.4  Segregation of Assets
     ---------------------

     The Company may, if it so determines, at any time and from time to time, designate any group or groups of the eligible employees or other beneficiaries covered by a Plan as a separate class and may direct the Trustee to segregate in a separate fund, to be held for the benefit of such class, the part of the Trust Fund allocable to such class as determined by the Company. The Company shall cause the Trustee to effect such segregation by delivering to the Trustee a certified copy of the Company's determination, together with a certified copy of a resolution or resolutions of the Board of Directors of the Company directing such segregation. The Trustee may rely conclusively and without investigation upon any such certified copy of such determination and such resolution and shall segregate such assets as the Company may direct. The Trustee's valuation of such assets for that purpose shall be conclusive. The Trustee shall hold all of the assets so segregated under this provision, together with such payments as shall thereafter be made to the Trust Fund in behalf of such class, and the income therefrom, as a subpart of the Trust Fund and subject to the terms of this Agreement, or shall dispose of the same as directed by the Company. In the event that the Trust or any subpart thereof created by this Agreement shall be terminated as to such class, the Company shall direct the disposition of the assets held by the Trustee for such class through transfer to a successor trust, the purchase of annuities, or other means, as the Company shall determine, and thereafter such employees and other beneficiaries shall not have any rights in the Trust Fund, or against the Trustee.

9.5  Exclusive Benefit
     -----------------

     Except as specifically permitted by this Agreement or any Plan, at no time shall any part of the Trust Fund which is attributable to such Plan ever revert to or be used or enjoyed by the Company or any Company or be used for, or diverted to, any purposes other than for the exclusive purpose of providing benefits to eligible employees and their beneficiaries and the payment of the reasonable expenses of the Plan. Notwithstanding any provision hereof to the contrary, contributions by a Company may be returned to the Company under the following circumstances, but only if requested by the Company by written certification to the Trustee that the return of property to the Company is in compliance with the provisions of this Agreement and the applicable Plan:

     (a) if a contribution is made by a Company by reason of a mistake of fact, provided that such repayment to the Company is made within one (1) year after the payment by the Company of such contribution to the Trust, or

     (b) if a contribution, or any portion thereof, was made upon the condition that it be fully deductible for federal tax purposes but in fact it is not deductible to the Company under Section 404 of the Code (or any successor provision thereto), provided that the contribution so made, to the extent so disallowed, is repaid to the Company within one (1) year after the date of disallowance of the deduction.

     Any contribution returned to a Company pursuant to this Section 9.5 shall be adjusted to reflect its share of the Trust Fund's loss, if any, but not of the Trust Fund's gain. The Trustee shall be entitled to rely completely on such written certification and shall be under no obligation to investigate or otherwise determine its propriety. The Trustee shall not incur any liability or other loss or damage on account of its reliance on such certification.

9.6  No Certificates of Ownership
     ----------------------------

     No document shall be issued evidencing any interest in the Trust Fund and no Plan shall have power to assign all or any part of the Trust Fund attributable to it.

9.7  Assignability
     -------------

     To the maximum extent permitted by law, beneficial interests in the Trust Fund of members or former members under a Plan or their beneficiaries shall not be assignable or subject to alienation, sale, transfer, pledge, encumbrance, mortgage, attachment, execution, levy or receivership, nor shall they pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of any such person; provided, however, that nothing herein shall prevent a member from assigning his interest in the Trust Fund as security for the repayment of any loan made to him from the Trust Fund pursuant to a Plan or prevent the payment of amounts pursuant to a qualified domestic relations order. Any attempt at such a prohibited assignment, alienation, sale, transfer, pledge, encumbrance, mortgage, attachment, execution or levy shall be void and unenforceable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



ADVANCED TECHNOLOGY LABORATORIES, INC.


By: Harvey N. Gillis
   ---------------------------------
Its: Sr. Vice President, Financial & Admin., CFO
    --------------------------------------------


FIRST INTERSTATE BANK OF WASHINGTON, NA


By: Julia A. Northrup
   ---------------------------------

Its: Vice President
    --------------------------------